Exhibit 10

AMENDMENT NO. 2

TO

AMENDED AND RESTATED RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED RIGHTS AGREEMENT (this "Amendment") is entered into as of November 14, 2005, between First Midwest Bancorp, Inc., a Delaware corporation (the "Company"), and First Midwest Bank, as rights agent (following the merger of First Midwest Trust Company into First Midwest Bank) (the "Rights Agent"). This Amendment modifies and amends the Amended and Restated Rights Agreement, dated as of November 15, 1995 and as amended on June 18, 1997, between the Company and the Rights Agent (the "Rights Agreement").

W I T N E S S E T H:

WHEREAS, Section 5.4 of the Rights Agreement provides that prior to the Separation Time, the Company may, at any time or from time to time, supplement or amend the Rights Agreement in any respect without the approval of any holders of Rights; and

WHEREAS, as of the date hereof, the Separation Time has not occurred; and

WHEREAS, the Board of Directors of the Company has adopted, in accordance with Sections 5.4 and 5.14 of the Rights Agreement, a resolution approving this Amendment and directing the appropriate officers of the Company to take all appropriate steps to execute, deliver, and put into effect this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

  AMENDMENT OF DEFINITION OF "EXERCISE PRICE." The definition of "Exercise Price" as set forth in Section 1.1 of the Rights Agreement is amended by replacing the number "$100" with the number "$150."

  AMENDMENT OF DEFINITION OF "EXPIRATION TIME." The definition of "Expiration Time" as set forth in Section 1.1 of the Rights Agreement is amended by replacing the date "November 15, 2005" in subparagraph (iii) with the date "November 15, 2015."

  AMENDMENT OF SECTION 5.9. The Company's address in Section 5.9 of the Rights Agreement is hereby amended to read 1 Pierce Place, Suite 1500, Itasca, Illinois 60143.

  EFFECTIVENESS. This Amendment shall be deemed to be in force and effective immediately upon execution and delivery hereof. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of this day and year first above written.

FIRST MIDWEST BANCORP, INC.

By: /s/ JOHN M. O'MEARA

Its President

FIRST MIDWEST BANK

By: /s/ TERRY G. BEAUDRY

Its duly authorized officer

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